UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2010, Volcano Corporation issued a press release regarding its financial results for the second quarter ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information under Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 29, 2010 Volcano Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting 46,952,728 shares of common stock were represented in person or by proxy. The Company’s stockholders approved the two proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal 1:

Each of Kieran T. Gallahue, Alexis V. Lukianov and John Onopchenko was elected as a Class I director to hold office until the 2013 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kieran T. Gallahue	42,926,648	526,278	3,499,802
Alexis V. Lukianov	42,834,212	618,714	3,499,802
John Onopchenko	42,926,427	526,499	3,499,802

In addition to the directors elected above, Connie R. Curran, RN, Ed.D., Michael J. Coyle, R. Scott Huennekens, Lesley H. Howe, Ronald A. Matricaria, and Roy T. Tanaka continue to serve as directors after the Annual Meeting.

Proposal 2:

The selection by the audit committee of the Company’s Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,674,705	264,108	13,915	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

	By:	/s/ John T. Dahldorf John T. Dahldorf Chief Financial Officer

Dated: July 30, 2010

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated July 30, 2010